Exhibit 99.2 Q2 FY20 Earnings and Strategy Update February 5, 2020

Certain statements contained within this release are considered forward- Safe Harbor looking under the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties including, but not limited to, the risk Statement that any projections or guidance, including revenues, margins, earnings, or any other financial results are not realized, adverse changes in the global economic conditions, the impact of changes in tariffs, increased global competition, significant reduction in customer order patterns, loss of key suppliers, loss of or significant volume reductions from key contract customers, financial stability of key customers and suppliers, relationships with strategic customers and product distributors, availability or cost of raw materials and components, changes in the regulatory environment, global health concerns or similar unforeseen events. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of the Company are contained in the Company’s Form 10-K filing for the fiscal year ended June 30, 2019 and other filings with the Securities and Exchange Commission. 2

Kimball International Snapshot Key Statistics FY 2019 Financials1 FOUNDED 1950 NET SALES $768M HEADQUARTERS Jasper, IN ADJ. OP. MARGIN 6.9%2 EMPLOYEES ~3,000 ADJ. EBITDA $69.5M or 9.0%2 SHOWROOMS 9 ADJ. EPS $1.12 2 MFG. FACILITIES 12 DIVIDEND $11.4M MAJOR BRANDS 1 Unaudited. 2 See Appendix for Non-GAAP reconciliations. 3

Q2 FY20 Highlights1 Revenue and Profit Cash Flow and Capital ▪ Revenue of $192M, decreased 4% with a difficult comparison to the Allocation prior year ▪ Free cash flow2 of -$3.8M due to one-time change in payout timing of annual cash incentive plan and timing ▪ Kimball brand sales declined as we continued to realign resources to of final December accounts payable check run higher growth potential markets; Kimball Hospitality brand sales decreased as a temporary pause in industry orders in fiscal Q4 2019 ▪ Capex of $6.2M due to completion of corporate related to the increased tariffs impacted current quarter shipments headquarters remodel ▪ Orders of $215M increased 13% with growth across all verticals; Hospitality increased 31% on strength of Las Vegas market; the backlog ▪ Dividends of $3.3M of $173M, increased 20% year-over-year ▪ Balance sheet remains strong with minimal debt ▪ Gross margin of 34.0% increased 170 basis points; pricing and savings from transformation plan was partially offset by the loss of leverage on lower sales and higher healthcare cost ▪ Selling and administrative expenses of 25.9%, or 25.4% on an adjusted basis2 decreased 50 bps due to transformation savings and lower sales commission ▪ Operating margin of 7.4%, or 8.6% on an adjusted basis2 increased 220 bps ▪ Net Income of $11.0M increased 17% Delivering Both Gross Profit Improvement ▪ Adj. EBITDA 2 of $20.9M, or a margin of 10.9% increased 240 bps and S&A Savings as We Transition to Our ▪ Adj. EPS 2 at $0.33, increased 27% New Operating Model 1 Unaudited. 2 See Appendix for Non-GAAP reconciliations. 4

US Furniture Leading Indicators BIFMA FURNITURE INDUSTRY TREND1 ($B) ARCHITECTURE BILLINGS INDEX DATA2 7.4% $15.6 $15.9 $14.1 $14.5 $13.5 $13.6 3.8% 2.9% 2.2% 0.4% 2015 2016 2017 2018 2019F 2020F US Office Total Growth HOSPITALITY INDUSTRY GROWTH: REVPAR ESTIMATED GROWTH RATES3 2020 Estimates 2.2% 2.2% 0.7% REVPAR GROWTH 1.3% 1.3% 0.9% 1.0% 0.9% 0.7% 0.3% —% 66.1% OCCUPANCY RATE (0.5)% (0.3)% (0.2)% (0.3)% (1.1)%(1.0)% 2.2% SUPPLY GROWTH RATE Luxury Upper Upscale Upper Midscale Economy Independents US Upscale Midscale 2019 2020 1 Source: BIFMA (December 2019) 2 Source: AIA (December 2019). 3 Source PWC January 2020 Hospitality Directions; REVPAR = Revenue Per Available Room 5

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Four Strategic Imperatives Create The Foundation For Our Success Inspire Our People Build Our Capabilities Fuel Our Future Accelerate Our Growth CULTIVATE ENHANCE & BUILD OPTIMIZE ADVANCE a High-Performance, Caring Culture New Center-Led Functions our Operational Footprint New Product Development & Processes ENGAGE LAUNCH SELECTIVELY EXPAND New Purpose Organization-wide Centers of Excellence in Key, ELEVATE Verticals & Channels Strategic Areas Production & Process Automation INVEST PROPEL in Training, Technology & Systems DEVELOP GROW Commercial Excellence World-Class Ways Product Margins through of Working to Further Enable Product Engineering, DRIVE our Businesses and Purchase Efficiencies Strategic Acquisitions Enablers Outcomes 7

Transformation Plan Highlights SAVINGS FYTD Q2 FY20 SAVINGS $12.7M ▪ Realization of productivity improvements OPERATIONAL EXCELLENCE $3.8M ▪ Value-engineering of products 1 Review of Manufacturing Footprint FY20 SAVINGS to Reduce Excess Capacity ▪ Reducing excess capacity with closure TARGET of Martinsville, VA and Red Lion, PA Increased to $21M CENTER LED ▪ Global Operations from $16M 2 Creation of Center-led Functions to $0.8M ▪ Finance, HR, IT and Legal Standardize Processes and Eliminate Duplication ▪ Supply Chain $9M - $10M Restructuring Charges Incurred WAYS OF WORKING ▪ Kimball brand moving resources to through FY2020 higher growth markets $2.5M 3 Review of Selling Resources / ▪ Exited four product showrooms Showrooms among the brands $7.1M Note: All results are pre-tax figures. 8

Quarterly Financial Performance[1]



NET SALES ($M)
$201
$192
Q2 FY19
Q2 FY20



ADJ. EBITDA & MARGIN[2]
$17.0
$20.9
8.5%
10.9%
Q2 FY19
Q2 FY20



ADJ. EPS[2]
$0.26
$0.33
Q2 FY19
Q2 FY20

- 4.4% decrease in sales due to difficult growth comparison to prior year
- National brand growth above industry aided by new ancillary products
- Hospitality brand sales declined due to impact of slower industry orders in Q4 FY2019 related to tariff increase; order growth has resumed
- Kimball brand sales decreased as we transition resources to higher growth potential markets

- Gross margin of 34.0% increased 170 bps due to product pricing and transformation plan savings, partially offset by the loss of leverage on lower sales volume and higher healthcare expenses
- Selling and administrative expenses of 25.9%, or 25.4% on an adjusted basis[2] decreased 50 bps as transformation plan delivered $3.3M savings; sales commission decreased $1.0M; healthcare expense increased $0.7M
- Adjusted EBITDA[2] of $20.9M increased 23%; adjusted EBITDA margin[2] of 10.9% increased 240 bps
- Adjusted EPS[2] of $0.33 increased 27%, or $0.07 compared to the prior year

[1] Unaudited. [2] See Appendix for Non-GAAP reconciliations.

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Quarterly Financial Performance1 SALES ($M) ORDERS ($M) $214.9 $201.0 $195.6 $201.5 $192.2 $208.8 $177.4 $191.0 $184.1 $190.3 16.0% 12.5% 10.2% 12.5% 3.1% 3.8% 5.0% 12.5% 11.1% 13.7% (1.6)% 8.1% (4.4)% (3.6)% 1.3% 1.7% (4.4)% 3.6% (3.3)% (5.8)% Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Sales YoY Sales Growth Organic Growth Orders Received YoY Orders Growth Organic Growth GROSS MARGIN SELLING AND ADMINISTRATIVE EXPENSES2 ($M) 34.9% $53.0 34.3% 34.0% $51.5 $50.9 $49.7 32.3% 31.9% $47.5 26.8% 27.0% 25.9% 25.6% 25.2% Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 S&A Expense S&A as % of Sales 1 Unaudited. 2 includes SERP. 10

New Products1 Overview (Excluding Hospitality) $39.4M $40.2M Q2 FY20 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 New Product Sales New Product Sales Growth YoY ▪ Office furniture new product sales increased 2% and represent 29% of total office furniture sales ▪ National brand new product sales increased 28% and represent 34% of brand sales during the quarter 1 Unaudited. New product introductions defined as those introduced in the last 3 years. 1111

Quarterly Sales by Vertical1 2-YEAR MIX CHANGE $63.6 $55.8 $53.9 $49.6 10.0% 8.8% $28.5 $28.2 Finance $20.1 $18.8 $21.7 13.3% 11.3% $18.1 $18.1 $16.8 Government 10.5% 9.7% Education 13.3% 14.7% Healthcare Hospitality Commercial Hospitality Healthcare Education Government Finance Commercial % Change: -12% -8% -1% 11% 15% -7% 25.9% 25.8% Q2 FY19 Q2 FY20 27.8% 28.9% 2-YEAR STACKED CHANGE Q2 FY18 Q2 FY20 19% 17% 15% 8% ▪ Sales growth in two vertical markets: Education +11% and Government +15% ▪ Commercial decline of 12% due difficult comparison to 29% growth in prior year driven by a larger number of projects (6)% (6)% ▪ Hospitality decline of 8% due to temporary pause in industry orders after tariff increase in our fiscal fourth quarter 2019; growth in orders has resumed Commercial Hospitality Healthcare Education Government Finance ▪ Double-digit 2-year stacked growth in three verticals: Commercial 17%, Healthcare 19% and Education 15% 1 Unaudited. 12

Quarterly Orders by Vertical1 $60.8 $58.2 $58.9 2-YEAR STACKED CHANGE 32% $44.9 31% $32.8 $29.7 $23.6 $20.9 $19.4 $19.9 14% $17.9 $18.9 13% 9% —% Commercial Hospitality Healthcare Education Government Finance Commercial Hospitality Healthcare Education Government Finance % Change 4% 31% 10% 3% 13% 6% Q2 FY19 Q2 FY20 ▪ Overall orders up 13% 1 Unaudited. 13

Strong, Flexible Balance Sheet[1]


RETURN ON INVESTED CAPITAL
33.6%
38.4%
Q2 FY19
Q2 FY20


FCF ($M) & FCF CONVERSION
$10.8
115%
(35)%
-$3.8
Q2 FY19
Q2 FY20

- Cash flow from operations of $2.3M decreased compared to prior year; timing of prepaids and accruals driving lower level
- Capex of $6.2M due to completion of corporate headquarters remodel
- FCF of -$3.8M due to one-time change in payout timing of annual cash incentive plan and timing of final December accounts payable check run
- Dividends of $3.3M
- Share repurchases of $1.3M
- Return on Invested Capital[2] of 38.4% increased 480 bps


CASH USES
FY 2017 – 2019: $134M
Reinvestment
Buybacks
Dividends
Acquisitions
17%
42%
23%
18%

- **Reinvestment:** Capex of $21.0M (FY19), representing 2.6% of sales, relative to historical range of 1.8% to 3.2%
- **Buybacks:** Focused on offsetting dilution and utilizing excess liquidity; current authorization remaining: 2.7 million shares
- **Dividends:** Policy of increasing dividend commensurate with earnings growth; 67 years of consecutive dividend payments
- **Acquisitions:** Focused on the core; decisions must tightly align with corporate strategy and our Guiding Principles

[1] Unaudited
[2] Return on Invested Capital definition: [(Earnings Before Interest, Tax and Amortization, CEO transition, Restructuring) * (1-Effective Tax Rate)]/(Equity plus Net Debt)

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Thoughtful And RECENT ACQUISITIONS Disciplined M&A Will Complement Organic Premier designer and manufacturer of contract furniture sold in the healthcare, corporate, Growth education and premium hospitality markets Rationale and Benefits ü Highest quality upholstery capability Acquisition Framework ü Capacity for seating, including healthcare STRATEGIC CRITERIA ▪ We are focused on the core; decisions must tightly align with our Kimball International Connect Strategy, our Purpose and our Guiding Principles ▪ We will remain disciplined ▪ We are seeking: • Higher growth products that add to our existing platform • New product categories and/or channels where we currently play World class supplier of metal public space and FINANCIAL FILTERS guest room furnishings ▪ Accretive to EPS within first full year Rationale and Benefits ▪ ROIC > WACC within three years ü Reach into hospitality public space areas ü Increased North America manufacturing capabilities 15

Kimball International Is Committed to Three-Year Financial Objectives Fiscal Year 2020 – 2022 FINANCIAL OBJECTIVES ORGANIC REVENUE 4% to 7% CAGR ASSUMPTIONS ▪ US GDP growth of ~1.5% to 2.5% ADJ. EBITDA MARGIN 150 to 250 bps improvement (by FY 2022) ▪ Excludes acquisitions ▪ Share repurchase to offset stock compensation dilution ADJ. EPS 10% to 15% CAGR 16

Newly We Are On a Journey to Excellence – Renovated INVEST WITH US Headquarters Building on our STRONG FOUNDATION; new leadership driving POSITIVE CHANGE through transformational strategy Kimball International Connect Strategy will result in OPERATIONAL EXCELLENCE and ACCELERATED GROWTH With our plan in place and financial objectives aligned with achieving our vision, it’s now TIME TO EXECUTE With our PURPOSE, PEOPLE, BRANDS and OPERATING PROCESS, we are confident in our ability to DELIVER RESULTS 17

Appendix 18

Non-GAAP Reconciliation Millions $ Q2 FY19 Q2 FY20 (Unaudited) Selling and Administrative Expenses, as reported $51.5 $49.7 Less: Pre-tax CEO Transition Costs $0.5 $0.2 Less: Pre-tax Expense (Income) Adjustment to SERP Liability -$1.1 $0.7 Adjusted Selling and Administrative Expenses $52.1 $48.8 Adjusted Selling and Administrative Expenses as a % of Sales 25.9% 25.4 % Millions $ FY18 FY19 Q2 FY19 Q2 FY20 Operating Income, as reported $51.1 $49.5 $13.5 $14.2 Add: Pre-tax CEO Transition Costs $2.0 $0.5 $0.2 Add: Pre-tax Expense (Income) Adjustment to SERP Liability $1.0 $0.7 -$1.1 $0.7 Add: Pre-tax Restructuring $0.9 $1.4 Adjusted Operating Income $52.0 $53.1 $12.9 $16.5 Adjusted Operating Income as a % of Sales 7.4% 6.9% 6.4% 8.6% 19

Non-GAAP Millions $ FY18 FY19 Q2 FY19 Q2 FY20 Net Income $34.4 $39.3 $9.4 $11.0 Reconciliation Provision for Income Taxes $17.9 $12.3 $3.2 $4.4 (Unaudited) Income Before Taxes on Income $52.3 $51.7 $12.6 $15.4 Interest Expense $0.2 $0.2 $0.1 $0.0 Interest Income -$1.1 -$1.9 -$0.4 -$0.5 Depreciation $13.7 $14.8 $3.7 $3.9 Amortization $1.8 $1.8 $0.5 $0.5 Pre-tax CEO Transition Costs $2.0 $0.5 $0.2 Pre-tax Restructuring $0.9 $1.4 Adjusted EBITDA $67.0 $69.5 $17.0 $20.9 Adjusted EBITDA as a % of Sales 9.5% 9.0% 8.5% 10.9 % Millions $ FY18 FY19 Q2 FY19 Q2 FY20 Diluted Earnings Per Share, as reported $0.92 $1.06 $0.25 $0.30 Add: After-tax CEO Transition Costs $0.04 $0.01 Add: After-tax Restructuring $0.02 $0.03 Adjusted Diluted Earnings Per Share $0.92 $1.12 $0.26 $0.33 Millions $ FY18 FY19 Q2 FY19 Q2 FY20 Operating Cash Flow, as reported $46.9 $65.0 $16.8 $2.3 Total Capital Expenditures -$22.4 $21.0 -$6.0 -$6.2 Free Cash Flow $24.6 $44.0 $10.8 -$3.8 20